UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

SECURE AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33743	26-0188408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 North Glebe Road, Suite 550
Arlington, VA 22201
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 6, 2008, Secure America Acquisition Corporation (Amex: HLD) (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that, in light of current market uncertainties, it has transferred the funds raised in its initial public offering that are held in a segregated trust account at SunTrust Bank, with Continental Stock Transfer & Trust Company as trustee, from a money market fund invested in U.S. Government securities into a money market fund invested U.S. treasuries. The transfer of the funds, which took place on October 3, 2008, was effected at par on October 3, 2008.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press Release issued on October 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE AMERICA ACQUISITION CORPORATION

/s/ C. Thomas McMillen
C. Thomas McMillen
Chairman and Co-Chief Executive Officer

Dated: October 6, 2008